Exhibit 99.1

©2022 Applied DNA Sciences, Inc. The Future of RNA Therapies Produced with LinearDNA ̿ IVT Templates

©2022 Applied DNA Sciences, Inc. Forward Looking Statement 2 The statements made by Applied DNA in this presentation may be “forward - looking” in nature within the meaning of Section 27 A of the Securities Act of 1933 , Section 21 E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 . Forward - looking statements describe Applied DNA and its affiliates’ future plans, projections, strategies and expectations, and are based on assumptions and involve a number of risks and uncertainties, many of which are beyond the control of Applied DNA . Actual results could differ materially from those projected due to its history of net losses, limited financial resources, limited market acceptance, the uncertainties inherent in research and development, future clinical data and analysis, including whether any of Applied DNA’s or its partner's therapeutic candidates or programs will advance further in the preclinical research or clinical trial process, including receiving clearance from the U . S . Food and Drug Administration (FDA), United State Department of Agriculture (USDA) or equivalent foreign regulatory agencies to conduct clinical trials and whether and when, if at all, they will receive final or conditional approval from the FDA, USDA or equivalent foreign regulatory agencies, the unknown outcome of any applications or requests to FDA, USDA or equivalent foreign regulatory agencies, whether results from preclinical studies will be predictive of the results of later preclinical studies and clinical trials, the unknown ability to manufacture therapeutic grade DNA via PCR in large quantities, the fact that there has never been a commercial drug product utilizing PCR - produced DNA technology approved for therapeutic use, and various other factors detailed from time to time in Applied DNA's SEC reports and filings, including our Annual Report on Form 10 - K filed on December 9 , 2021 , its Quarterly Report on Form 10 - Q filed on February 10 , 2022 and May 12 , 2022 , and other reports it files with the SEC, which are available at www . sec . gov . Applied DNA undertakes no obligation to update publicly any forward - looking statements to reflect new information, events, or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless otherwise required by law .

©2022 Applied DNA Sciences, Inc. Proprietary, highly efficient and scalable linDNA (linear DNA, the product of PCR) manufacturing process for use in nucleic acid - based therapies DNA Manufacturing Clinical MDx Testing Services Detection of DNA via PCR to alter clinical outcomes Using the immutable power of DNA to help ensure the flow of ethical, sustainable, safe and authentic materials throughout the global marketplace Supply Chain Integrity Applied DNA Sciences The PCR Company 3

©2022 Applied DNA Sciences, Inc. LineaRx ̿ The Common Denominator of Next - Generation Therapies 4 RNA Therapies DNA Vaccines

©2022 Applied DNA Sciences, Inc. The LinearDNA ҹ ( linDNA ) Platform DNA Made Simple DNA Template Template can be an existing plasmid, amplicon or de novo synthesized DNA construct PCR Optimization Primer design and PCR optimization performed to maximize yield linDNA Production DNA Template is exponentially amplified via proprietary large - scale PCR to create linDNA Purification and QC linDNA is purified and QC tested according to rigorous quality control standards 1 2 3 4 linDNA Release linDNA is released to the customer in scale ranging from micrograms to grams 5 Process can be completed in under 2 weeks 5

©2022 Applied DNA Sciences, Inc. Plasmid DNA – A Complex Workflow • Based on 40 - year - old technology • Long lead times • Poor batch - to - batch consistency and batch failures • Regulatory scrutiny • Adventitious DNA sequences in backbone, including antibiotic residence gene • Complex sequences are unstable 6

©2022 Applied DNA Sciences, Inc. linDNA The Enzymatically - Produced Alternative to pDNA Linear, blunt - ended dsDNA construct • Perfectly suited for IVT templates • Ready for IVT upon receipt – no need to digest or purify Manufactured using high - fidelity DNA Polymerase • Error rate in 10 - 7 – 10 - 6 range 1 • Error rate for T7 RNA polymerase in the 10 - 4 range 2 From 100bp to >20kb • Ability to support small RNAs to large RNAs such as self - replicating RNA ( srRNA ) 1 Potapov V, Ong JL. Examining Sources of Error in PCR by Single - Molecule Sequencing. PLoS One. 2017 Jan 6;12(1) 2 Jianbin Huang, Luis G. Brieba , and Rui Sousa. Biochemistry 2000, 39, 38, 11571 – 11580 7

©2022 Applied DNA Sciences, Inc. Simplicity Purity Speed Flexibility Simplify IVT Workflows Produce Only The DNA You Want No More Waiting For DNA Templates Chemical Modifications Various templates linDNA Advantages Scalability Micrograms - > Grams 8

©2022 Applied DNA Sciences, Inc. linDNA – Simplifying IVT Plasmid T7 Target Target T7 Target RNA 3’ AAA……AA 5’ T7 Linearized DNA template LinDNA template Process time* (Minutes) LinDNA Plasmid Restriction digestion - 60 Inactivation - 20 Purification - 20 IVT 30 30 DNase I 15 15 PolyA tailing (if needed) 30 30 mRNA purification 30 30 Analysis 60 60 Total 165 265 Time saved by using LinDNA 100 % of time saved 38% Estimated material savings 15% Purification * Based on HiScribe TM T7 ARCA mRNA Kit (NEB) 9

©2022 Applied DNA Sciences, Inc. 10 linDNA – Simplifying IVT Process time* (Minutes) LinDNA Plasmid Restriction digestion - 60 Inactivation - 20 Purification - 20 IVT 30 30 DNase I 15 15 PolyA tailing (if needed) 30 30 mRNA purification 30 30 Analysis 60 60 Total 165 265 Time saved by using LinDNA 100 % of time saved 38% Estimated material savings 15% * Based on HiScribe TM T7 ARCA mRNA Kit (NEB)

©2022 Applied DNA Sciences, Inc. Less Steps - Identical RNA Profile and Expression 11 mRNA from linDNA IVT Template mRNA from pDNA IVT Template IVT performed via HiScribe TM T7 ARCA mRNA Kit (NEB) Plasmid template - based RNA of GFP transcript linDNA template - based RNA of GFP transcript

12 Produce Only the DNA You Want

©2022 Applied DNA Sciences, Inc. Less is More – Copy Number Advantage 13 • At high DNA inputs, IVT kit likely oversaturated by linDNA • Ability to significantly down - titrate linDNA and still produce RNA yields equal or better than pDNA • On average linDNA can be used at 25% - 50% of pDNA to produce comparable RNA yield 0 5 10 15 20 25 30 35 40 45 1 10 100 1000 Yield of mRNA ( μ g) Input Template DNA (ng) Luc - IVT Linearized Plasmid Linear DNA 0 5 10 15 20 25 30 35 40 1 10 100 1000 Yield of mRNA ( μ g) Input Template DNA (ng) GFP - IVT Linearized Plasmid Linear DNA IVT performed via HiScribe TM T7 ARCA mRNA Kit (NEB)

linDNA Purity & Efficiency

comparison of mRNA Expressions

IVT Templates of PCR-based LinearDNA™ and Plasmid DNA were used for mGFP mRNA expression studies


DNA templates
Poly (A) mRNA
1. PCR-based Linear DNA
T7 promoter
Target
IVT
Poly(A) addition
5' Cap
3' AAA......AA
2. PCR-based Linear DNA with Poly(T)
T7 promoter
Target
TTTTTTTT....
IVT
5' Cap
3' AAA......AA
3. Linearized Plasmid DNA
Target
T7
IVT
Poly(A) addition
5' Cap
3' AAA......AA

©2022 Applied DNA Sciences, Inc.

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©2022 Applied DNA Sciences, Inc. Fluorescence microscopy images and analysis of mGFP mRNA expression in HEK293T cells linDNA Purity and Efficiency Transfection Reagent Only mRNA generated from Linear DNA mRNA generated from Linear DNA with Poly(T) mRNA generated from Linearized Plasmid Overlay of images from GFP and bright - field channels 48 - hrs post - transfection 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Transfection Efficiency (%) 1.5 µg RNA Expression of mGFP mRNA 24 - hours post transfection in HEK293T cells quantified using EVOS fluorescence microscopy analysis mRNA from Linear template & polyadenylated post-IVT mRNA from Linear template with Poly(T) mRNA from Linearized Plasmid template & polyadenylated post-IVT 1 1 2 2 3 3 All mRNAs are polyadenylated, through either Poly(T) template or post - IVT Poly(A) addition. 15

©2022 Applied DNA Sciences, Inc. Flow Cytometry Analysis of mGFP mRNA expression in HEK293T cells transfected using Messenger Max 72 - hours post - transfection linDNA Purity and Efficiency 0% 50% 100% 150% 200% 250% 300% Mean Intensities normalized to plasmid intensity (%) 1.5  g RNA mGFP mRNA expression levels from fluorescence intensity from Flow Cytometry Analysis mRNA from Linear template & polyadenylated post-IVT mRNA from Linear template with Poly(T) mRNA from Linearized Plasmid template & polyadenylated post-IVT 1 2 3 1 3 2 All mRNAs are polyadenylated, through either Poly(T) template or post - IVT Poly(A) addition. 16

©2022 Applied DNA Sciences, Inc. Equimolar mRNA from Poly(T) linDNA template encoding mGFP yields approximately 2.5 - fold more expression over mRNA from plasmid template based on flow cytometry data, saving time and adding capacity. linDNA Purity and Efficiency comparison of mRNA expressions 17

Reduced dsRNA Production

dsRNA detected by dot blot[1,2]


1
2
3
4
5
6

1. dsRNA Control
2. Negative control, ssRNA
3. RNA produced from unmodified PCR amplicon
4. RNA from linDNA IVT template
5. RNA from linearized pDNA IVT template
6. RNA from linDNA IVT template with polyT sequence

- dsRNA is cytotoxic
- linDNA IVT templates produced significantly less dsRNA than conventional PCR amplicons
- dsRNA reduction achieved via use of proprietary sequences in linDNA IVT template upstream of T7 promoter
- dsRNA from linDNA and pDNA comparable

[1] Baiersdörfer M, Boros G, Muramatsu H, Mahiny A, Vlatkovic I, Sahin U, Karikó K. A Facile Method for the Removal of dsRNA Contaminant from In Vitro-Transcribed mRNA. Mol Ther Nucleic Acids. 2019 Apr
[2] 2μg RNA for each dot

©2022 Applied DNA Sciences, Inc.

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©2022 Applied DNA Sciences, Inc. Critical Quality Attributes 19 Test Purpose Tests Performed Identity • Sequencing – Sanger or NGS • Agarose Gel Electrophoresis Content & Purity • Absorption Ratio 260/280 – Spectrophotometry • Concentration – Spectrophotometry A260 • Sizing – Bioanalyzer • Purity – High Performance Liquid Chromatography (HPLC) • Terminal filtration (sterile) Safety • Endotoxin Quantification (if requested by customer) • Sterility (if requested by customer) Other • Appearance – Visual Inspection • pH

©2022 Applied DNA Sciences, Inc. linDNA - Speed of Manufacturing • The simplicity of the linDNA platform allows for rapid DNA manufacturing • Unlike plasmid - based manufacturing, little optimization is needed for new DNA constructs • Rapid manufacturing optimal for both R&D, clinical and commercial production workflows • Excellent batch - to - batch consistency • Highly - homogenous DNA product 0 20 40 60 80 100 120 140 Plasmid DNA linDNA (gram scale) linDNA (miligram scale) # Days 20

©2022 Applied DNA Sciences, Inc. linDNA – Unparalleled Flexibility 21

©2022 Applied DNA Sciences, Inc. linDNA – Scalability • Platform mimics benchtop instruments that are linearly scalable • Large DNA manufacturing capacity in minimal footprint • Currently operating 4 production lines, but can quickly add more 22 10 12 14 16 18 20 22 24 26 28 3 4 5 6 7 DNA (grams) # of linDNA Production Lines linDNA Production Capacity Per Month

©2022 Applied DNA Sciences, Inc. Getting Started with linDNA Assess linDNA performance with your RNA production platform using off - the - shelf reporter constructs with user guides linDNA Evaluation Manufacture and supply of linDNA for customer’s specific sequence of interest Feasibility Assessment Optimize customer’s specific sequence for large - scale production on linDNA platform Optimized large - scale production of customer’s specific sequence to meet their desired scale and timelines Commercial Supply Scale Up 23

©2022 Applied DNA Sciences, Inc. 24 LinearDNA ̿ IVT Template Evaluation Kit Each linDNA IVT template evaluation kit contains 25 μ g of the following IVT templates: • Circular plasmid IVT template • linDNA IVT template without poly(T) • linDNA IVT template with 120bp poly(T) Order at lineaRxDNA.com/ mrna - summit or visit the LineaRx booth.

©2022 Applied DNA Sciences, Inc. Thank you!